UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) Of The

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 18, 2015

Match Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37636	26-4278917
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8300 Douglas Avenue
Suite 800
Dallas, TX	75225
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 24, 2015, Match Group, Inc., a Delaware corporation (“Match”), completed its previously announced initial public offering (the “IPO”) of 38,333,333 shares of its common stock, par value $0.001 per share (“Match Common Stock”).  Prior to the IPO, Match was a wholly-owned subsidiary of IAC/InterActiveCorp, a Delaware corporation (“IAC”). Following the IPO, IAC owns all of the issued and outstanding shares of Match’s Class B common stock, par value $0.001 per share (“Match Class B Common Stock”), representing approximately 84.6% of Match’s outstanding capital stock and approximately 98.2% of the combined voting power of Match’s outstanding capital stock.

Item 1.01       Entry into a Material Definitive Agreement.

On November 24, 2015, prior to the closing of the IPO, Match and IAC entered into: (i) a master transaction agreement (the “Master Transaction Agreement”), (ii) an employee matters agreement (the “Employee Matters Agreement”), (iii) an investor rights agreement (the “Investor Rights Agreement”), (iv) a tax sharing agreement (the “Tax Sharing Agreement”) and (v) a services agreement (the “Services Agreement” and together with the Master Transaction Agreement, the Employee Matters Agreement, the Investor Rights Agreement and the Tax Sharing Agreement, the “IPO Agreements”).

The IPO Agreements are not materially different from the forms of the IPO Agreements filed as exhibits to the registration statement on Form S-1 (File No. 333-207472) originally filed by Match with the Securities and Exchange Commission (“SEC”) on October 16, 2015 (as amended through the date hereof, the “Registration Statement”) and the descriptions of each of the IPO Agreements contained in the Registration Statement under the heading “Certain relationships and related party transactions—Post-offering relationship with IAC” are incorporated by reference herein.

The descriptions of the Master Transaction Agreement, the Employee Matters Agreement, the Investor Rights Agreement, the Tax Sharing Agreement and the Services Agreement do not purport to be complete descriptions of such agreements and such descriptions are qualified in their entirety by reference to the full text of the Master Transaction Agreement, the Employee Matters Agreement, the Investor Rights Agreement, the Tax Sharing Agreement and the Services Agreement, which are filed as Exhibits 10.1, 10.2, 4.1, 10.3 and 10.4 hereto, respectively, and are incorporated by reference herein.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 18, 2015, in connection with the IPO and as described in the Registration Statement, Match issued notes to IAC in the aggregate principal amount of approximately $440 million (the “Notes”), which amount represents the total anticipated net proceeds to Match from the IPO. The Notes bear interest at a rate of 2.25% per year and mature on December 18, 2015. Match intends to pay off these Notes promptly following the closing of the IPO.

Item 3.02       Unregistered Sale of Equity Securities.

On November 18, 2015, in connection with the completion of Match’s acquisition of Plentyoffish Media Inc., Match issued 41,666,666 shares of its Class B common stock to IAC. The issuance was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03       Material Modification to the Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference herein.

On November 24, 2015, Match and IAC entered into the Investor Rights Agreement. The Investor Rights Agreement is not materially different from the form of Investor Rights Agreement filed as Exhibit 10.3 to the Registration Statement and the summary of the Investor Rights Agreement contained in the Registration Statement under the heading “Certain relationships and related party transactions—Post-offering relationship with IAC—Investor Rights Agreement” is incorporated by reference herein.

The description of the Investor Rights Agreement does not purport to be a complete description of such agreement and is qualified in its entirety by reference to the full text of the Investor Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

Effective prior to the commencement of trading on November 19, 2015, the Board of Directors (the “Board”) of Match increased the size of the Board to eight members and appointed Sonali De Rycker, Thomas J. McInerney, Pamela S. Seymon, Alan G. Spoon and Mark Stein as members of the Board to fill the vacancies created by such increase. The biographical information for Ms. De Rycker, Mr. McInerney, Ms. Seymon, Mr. Spoon and Mr. Stein contained in the Registration Statement under the heading “Management—Board of directors upon completion of the offering” is incorporated by reference herein.

After due inquiry and investigation, the Board determined that there were no material relationships between Match and each of Ms. De Rycker, Mr. McInerney, Ms. Seymon and Mr. Spoon (the “Independent Directors”) that would prevent any of the foregoing from being considered “independent” under the Marketplace Rules of the NASDAQ Stock Market (the “Marketplace Rules”) and applicable SEC rules. Therefore, the Board has determined that the Independent Directors qualify as, and are determined to be, “independent” in accordance with the Marketplace Rules and applicable SEC rules.

Effective prior to the commencement of trading on November 19, 2015, the Board approved the terms of a compensation program for non-employee directors (the “Director Compensation Program”).  Pursuant to the Director Compensation Program, each non-employee director will be paid a retainer fee of $50,000 per year and the chairperson of each of the audit committee (the “Audit Committee”) and the compensation committee (the “Compensation Committee”) will be paid a retainer of $20,000 per year.  Members of the Audit Committee (including the chairperson) will receive $10,000 per year and members of the Compensation Committee (including the chairperson) will be paid $5,000 per year. Additionally, restricted stock units with a dollar value of $250,000 on the date of grant will be granted to each non-employee director upon his or her initial appointment to the Board, and thereafter annually upon his or her re-election at Match’s annual meeting of stockholders.  For purposes of the Director Compensation Program, non-employee directors are those who are not employed by Match or IAC.

No arrangements exist between either of Match or IAC (on the one hand) and any of Ms. De Rycker, Mr. McInerney, Ms. Seymon, Mr. Spoon, Mr. Stein or any other person (on the other hand) pursuant to which any of Ms. De Rycker, Mr. McInerney, Ms. Seymon, Mr. Spoon and Mr. Stein were appointed as directors nor are any of Ms. De Rycker, Mr. McInerney, Ms. Seymon, Mr. Spoon and Mr. Stein participants in any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

Audit Committee

Effective prior to the commencement of trading on November 19, 2015, the Board established the Audit Committee and appointed Mr. McInerney, Ms. Seymon and Mr. Spoon as the initial members of such committee, with Mr. Spoon appointed to serve as the Chair of such committee.

The Board determined that each of Mr. McInerney, Ms. Seymon and Mr. Spoon meets the independence standards under the Marketplace Rules for service on the Audit Committee and is able to read and understand fundamental financial statements, and that Mr. Spoon is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Exchange Act or 1934.

Compensation Committee

Effective prior to the commencement of trading on November 19, 2015, the Board established the Compensation Committee and appointed Ms. De Rycker and Ms. Seymon as the initial members of such committee, with Ms. Seymon appointed to serve as the Chair of such committee.

Benefits Plans

Effective as of November 18, 2015, the Board adopted the Match Group, Inc. 2015 Stock and Annual Incentive Plan (the “2015 Plan”). The 2015 Plan was adopted by IAC (Match’s sole stockholder) on November 18, 2015.  The 2015 Plan is not materially different from the form of the 2015 Plan filed as Exhibit 10.25 to the Registration Statement. The description of the 2015 Plan in the Registration Statement contained under the heading “2015 Stock and Annual Incentive Plan” is incorporated by reference herein.

The description of the 2015 Plan does not purport to be a complete description of the 2015 Plan and such description is qualified in its entirety by reference to the full text of the 2015 Plan, which is attached hereto as Exhibit 10.5 and incorporated by reference herein.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On November 18, 2015, in connection with the IPO, Match amended and restated its Certificate of Incorporation (as amended and restated, the “Charter”).  The Charter is in the same form as the form of amended and restated certificate of incorporation filed as Exhibit 3.1 to the Registration Statement. The description of the provisions of the Charter contained in the Registration Statement under the heading “Description of capital stock” is incorporated by reference herein.

The description of the Charter is qualified in its entirety by reference to the Charter attached hereto as Exhibit 3.1, which is incorporated by reference herein.

Amendment and Restatement of Bylaws

On November 18, 2015, in connection with the IPO, Match amended and restated its by-laws (as amended and restated, the “Bylaws”).  The Bylaws are in the same form as the form of amended and restated bylaws filed as Exhibit 3.2 to the Registration Statement. The description of the provisions of the Bylaws contained in the Registration Statement under the heading “Description of capital stock” is incorporated by reference herein.

The description of the Bylaws is qualified in its entirety by reference to the Bylaws attached hereto as Exhibit 3.2, which is incorporated by reference herein.

Item 5.05       Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective prior to the commencement of trading on November 19, 2015, the Board adopted the Match Group, Inc. Code of Business Conduct and Ethics (the “Code of Ethics”).  The Code of Ethics applies to all Match directors, officers and employees, as well as to directors, officers and employees of each subsidiary of Match.

The Code of Ethics addresses such individuals’ conduct with respect to, among other things: (i) honest, lawful, and ethical conduct; (ii) conflicts of interest; (iii) corporate opportunities; (iv) compliance with laws, rules and regulations; (v) insider trading; (vi) disclosure, financial reporting and accounting; (vii) confidentiality; (viii) waivers of the Code of Ethics; (ix) compliance procedures; and (x) enforcement.

The foregoing summary is qualified in its entirety by reference to the Code of Ethics, a copy of which is attached hereto as Exhibit 14.1 and is incorporated by reference herein. A copy of the Code of Ethics is also posted on the “Corporate Governance” tab of the “Investor Relations” section of Match’s website (www.matchgroupinc.com). Match intends to disclose amendments to, or waivers of a provision of, the Code of Ethics by posting the same to its website.

Item 8.01       Other Events.

In connection with the closing of the IPO, Match and IAC issued a joint press release to announce each of the pricing of the IPO on November 18, 2015, the exercise of the underwriters’ option to purchase additional shares on November 23, 2015 and the closing of the IPO on November 24, 2015. Copies of these press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
3.1	Amended and Restated Certificate of Incorporation of Match Group, Inc.

Number	Description
3.2	Amended and Restated By-laws of Match Group, Inc.

4.1	Investor Rights Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp

10.1	Master Transaction Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp*

10.2	Employee Matters Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp*

10.3	Tax Sharing Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp

10.4	Services Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp*

10.5	2015 Stock and Annual Incentive Plan

14.1	Match Group, Inc. Code of Conduct and Ethics

99.1	Press Release dated November 18, 2015

99.2	Press Release dated November 23, 2015

99.3	Press Release dated November 24, 2015

* Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

Match Group, Inc.

Date: November 24, 2015
	By:	/s/GARY SWIDLER
	Name:	Gary Swidler
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description
3.1	Amended and Restated Certificate of Incorporation of Match Group, Inc.

3.2	Amended and Restated By-laws of Match Group, Inc.

4.1	Investor Rights Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp

10.1	Master Transaction Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp*

10.2	Employee Matters Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp*

10.3	Tax Sharing Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp

10.4	Services Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp*

10.5	2015 Stock and Annual Incentive Plan

14.1	Match Group, Inc. Code of Conduct and Ethics

99.1	Press Release dated November 18, 2015

99.2	Press Release dated November 23, 2015

99.3	Press Release dated November 24, 2015

* Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.